Exhibit 99


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 333-12445, 333-40683, 333-41797, 333-50471, 333-57627, and 333-61209 of ACTV,
Inc. all on Form S-3 of our report dated March 11, 1999, appearing in the Annual Report on Form 10-K of ACTV, Inc for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP
New York, NY
March 19, 1999